REGISTRATION RIGHTS AGREEMENT

               This REGISTRATION RIGHTS AGREEMENT (the "Agreement") is entered into this 1st day of November, 2000, by and between eLot, Inc., a Virginia corporation (the "Company"), and MDI Entertainment, Inc., a Delaware corporation ("MDI").

                                   W I T N E S S E T H :
                                   - - - - - - - - - -

               WHEREAS, the Company and MDI entered into a Stock Exchange Agreement of even date herewith (the "Stock Exchange Agreement") pursuant to which the Company has issued to MDI 1,000,000 shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"); and

               WHEREAS, the Company desires to grant to MDI, and MDI desires to accept, certain registration rights concerning the shares of Common Stock, upon the terms and conditions set forth herein.

               NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the parties hereto hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

               1.1 Definitions. As used in this Agreement, the following words and phrases shall have the meanings set forth below:

               (a) Holder. Holder shall mean MDI and its successors and assigns.

               (b) Shares. Shares shall mean and include the shares of Common Stock issued to MDI pursuant to the Stock Exchange Agreement, and any other shares issued in respect of any stock split, stock dividend, reclassification, recapitalization or similar event.

               (c) Registration. "Register", "Registered", and "Registration" shall mean a registration of shares of Common Stock effected by preparing and filing a Registration Statement in compliance with the Securities Act of 1933, as amended (the "Act"), and the order declaring the effectiveness of such Registration Statement.

               (d) Terms not otherwise defined in this Agreement shall have the meaning ascribed to them in the Stock Exchange Agreement.

                                   ARTICLE II

                               REGISTRATION RIGHTS

               2.1 Mandatory Registration. As soon as practicable after the Closing Date, but no later than thirty (30) days after the Closing Date, the Company shall prepare and file a Registration Statement on Form S-3, or other applicable form, with the Securities and Exchange Commission (the "SEC"), registering the Shares for resale.

               2.2 Obligations of the Company. In connection with the Registration of the Shares, the Company shall, as expeditiously as reasonably possible:

               (a) Use its best efforts to cause the Registration Statement to become effective and keep the Registration Statement effective at all times until the earliest of (i) the date when the Holder may sell all of the Shares without volume or manner of sale restrictions pursuant to Rule 144 promulgated under the Act or (ii) the date the Holder no longer owns any of the Shares.

                (b) Prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to permit the disposition of all securities covered by such Registration Statement for the period of distribution contemplated thereby and to comply with regulations regarding the method of distribution;

               (c) Furnish to the Holder such number of copies of the Registration Statement and prospectus, including the preliminary Registration Statement and prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Shares owned by them;

               (d) Use its best efforts to register and qualify the securities covered by such Registration Statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holder for the distribution of the securities covered by the Registration Statement, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify generally to do business as a foreign corporation or to file a general consent to service of process in any such states or jurisdictions, and further provided that (anything herein to the contrary notwithstanding with respect to the bearing of expenses) if any jurisdiction in which the securities shall be qualified shall require that expenses incurred in connection with the qualification therein of the securities be borne by selling shareholders, then such expenses shall be payable by selling shareholders pro rata, to the extent required by such jurisdiction;

               (e) Immediately notify the Holder, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus contained in the Registration Statement, as then in effect, would include an untrue statement of a material fact or would omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and, at the request of the Holder, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such registrable securities, such prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

               2.3 Sale of Shares by Holder. Once the Registration Statement becomes effective, the Holder may not sell more than (i) 333,334 Shares during the thirty-day period (the "First Sale Period") following effectiveness, (ii) 666,667 Shares, less any Shares sold during the First Sale Period, during the thirty-day period following the First Sale Period (the "Second Sale Period") or
(iii) 1,000,000 Shares, less any Shares sold during the First Sale Period and Second Sale Period, during the thirty-day period following the Second Sale Period.

               2.4 Furnish Information. The Holder shall furnish to the Company such information regarding it, the Shares held by it, and the intended method of disposition thereof as the Company shall reasonably request to assure compliance with Federal and applicable state securities laws.

               2.5 Expenses of Demand Registration. All expenses incurred in connection with the Registration Statement, including without limitation all registration and qualification fees, printing and accounting fees, fees and disbursements of counsel for the Company, and fees and disbursements of one special counsel selected by and for the Holder (if different from counsel for the Company) shall be borne by the Company.

               2.6    Indemnification.

               (a) The Company will indemnify and hold harmless the Holder against any losses, claims, damages or liabilities, joint or several, to which it may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities or actions in respect thereof arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in such Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein, or allegedly necessary to make the statements therein not misleading; and will reimburse the Holder for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however , that the indemnity agreement contained in this Section 2.6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in connection with such Registration Statement, preliminary prospectus, final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by the Holder.

               (b) To the extent permitted by law, the Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed such Registration Statement, each person, if any, who controls the Company within the meaning of the Act, and any underwriter for the Company (within the meaning of the Act) against any losses, claims, damages, or liabilities to which the Company or any such director, officer, controlling person, or underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in such Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or allegedly necessary to make the statements therein not misleading, in each case to the extent, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in such Registration Statement, preliminary prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished by the Holder expressly for use in connection with such registration; and the Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person or underwriter in connection with investigating or defending any such loss, claim, damage, liability or action if it is judicially determined that there were material misstatements or omissions.

               (c) Promptly after receipt by an indemnified party under this
Section 2.6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.6, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in and to assume the defense thereof with counsel mutually satisfactory to the parties. The failure to notify an indemnifying party promptly of the commencement of any such action, if prejudicial to the ability to defend such action, shall relieve such indemnifying party under this Section 2.6, but the omission so to notify the indemnifying party will not relieve such party of any liability which such party may have to any indemnified party otherwise other than under this Section 2.6.

               (d) If recovery is not available under the foregoing indemnification provisions of this section, for any reason other than as specified therein, the parties entitled to indemnification by the terms thereof shall be entitled to contribution to liabilities and expenses, except to the extent that contribution is not permitted under Section 11(d) of the Act. In determining the amount of contribution to which the respective parties are entitled, there shall be considered the relative benefits received by each party from the offering of the securities (taking into account the portion of the proceeds of the offering realized by each), the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement of omission, and any other equitable considerations appropriate under the circumstances; provided that in no event will the Holder be required to contribute an amount in excess of the original cost that the Company incurred arising from the inclusion of the Holder's Shares in that offering. The Company and the underwriters agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation.

               2.7 Reports Under the Securities Exchange Act of 1934. With a view to making available to the Holder the benefits of Rule 144 promulgated under the Act, the Company shall (i) file with the SEC in a timely manner all reports and other documents required to be filed by an issuer of securities registered under the Act or the Securities Exchange Act of 1934, as amended,
(ii) maintain in effect the registration of its Common Stock under Section 12 of the Securities Exchange Act of 1934, as amended, and (iii) so long as the Holder owns any of the Shares, furnish in writing upon such Holder's request the following information: (A) the Company's name, address and telephone number, (B) the Company's Internal Revenue Service identification number, (C) the Company's SEC file number, (D) the number of shares of Common Stock outstanding as shown by the most recent report or statement published by the Company, (E) the average weekly volume of trading in such shares reported on all national securities exchanges during the four calendar weeks preceding the date of receipt of request by the Holder, and (F) whether the Company has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding twelve months. With respect to a rule or regulation of the SEC (other than Rule 144) which may at any time permit the Holder to sell Common Stock to the public without registration, the Company agrees to take such action as is reasonable to enable utilization of such rule.

               2.8 Notwithstanding the foregoing, if at any time or from time to time after the date of effectiveness of a registration statement covering the Shares, the Company notifies the Holder in writing of the existence of a Potential Material Event, the Holder shall not offer to sell any Shares, or engage in any other transaction involving or relating to the Shares, from the time of the giving of notice with respect to a Potential Material Event until such Holder receives written notice from the Company that such Potential Material Event either has been disclosed to the public or no longer constitutes a Potential Material Event; provided that the restrictions set forth in this sentence shall not apply for more than 90 days in any twelve month period. A "Potential Material Event" means any of the following: (a) the possession by the Company of material information not ripe for disclosure in a registration statement, which shall be evidenced by determinations in good faith by the Board of Directors of the Company that disclosure of such information in the registration statement would be detrimental to the business and affairs of the

Company; or (b) any material engagement or activity by the Company which would, in the good faith determination of the Board of Directors of the Company, be adversely affected by disclosure in a registration statement at such time, which determination shall be accompanied by a good faith determination by the Board of Directors of the Company that the registration statement would be materially misleading absent the inclusion of such information.

               2.9 The Holder agrees that, upon receipt of any notice from the Company of the happening of (i) any event of the kind described in Section 2.8 or (ii) an event of which the Company has knowledge, as a result of which the prospectus included the registration statement covering the Shares, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, such Holder will immediately discontinue disposition of the Shares pursuant the registration statement covering the Shares until such Holder's receipt of the copies of a supplemented or amended prospectus.

                                   ARTICLE III

                                  MISCELLANEOUS

               3.1 Agreement is Entire Contract. Except as specifically referenced herein, this Agreement constitutes the entire contract between the parties hereto concerning the subject matter hereof and no party shall be liable or bound to the other in any manner by any warranties, representations or covenants except as specifically set forth herein. Any previous agreement among the parties related to the transactions described herein is superseded hereby. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto, and their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided herein.

               3.2 Governing Law. This Agreement shall be governed by and construed under the laws of the State of New York, without regard to principles of conflicts of law.

               3.3 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

               3.4 Title and Subtitles. The titles of the sections of this Agreement are for convenience and are not to be considered in construing this Agreement.

               3.5 Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail, addressed to a party at its address provided in the Stock Exchange Account or at such other address as such party may designate by ten (10) days advance written notice to the other party.

               3.6 Amendment of Agreement. Except as expressly provided herein, any provision of this Agreement may be amended or waived by a written instrument signed by the Company and the Holder.

               3.7 Changes in Stock. If, and as often as, there are any changes in the common stock of the Company by way of a stock split, stock dividend, combination or reclassification, or through merger, consolidation, reorganization or recapitalization or by any other means, appropriate adjustment shall be made in the provisions hereof, as may be required, so that the rights and privileges granted hereby shall continue with respect to the Common Stock also changed.

                            [Signature Pages Follow]

               IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first written above.

                                            ELOT, INC.


                                            By:   /s/ Robert Daum
                                            ---------------------
                                            Name: Robert Daum
                                            Title: Executive Vice President

                                            MDI ENTERTAINMENT, INC.


                                            By:   /s/ Steven M. Saferin
                                            ---------------------------
                                            Name: Steven M. Saferin
                                            Title:President & Chief Executive
                                                  Officer